Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes
Income Taxes

16. Income Taxes

As of December 31, 2013 the Company had federal and state net operating loss ("NOL") carryforwards of approximately $263.6 million and $229.4 million, respectively, which may be used to offset future taxable income. The Company also had federal and state tax credits of $4.0 million and $0.5 million, respectively, to offset future tax liabilities. The NOL and tax credit carryforwards will expire at various dates through 2033, and are subject to review and possible adjustment by federal and state tax authorities. The Internal Revenue Code contains provision that may limit the NOL and tax credit carryforwards available to be used in any given year in the event of certain changes in the ownership interests of significant stockholders under Section 382 of the Internal Revenue Code.

A reconciliation of income taxes computed using the U.S. federal statutory rate to that reflected in operations follows (in thousands):

	Year Ended December 31,
	2013	2012	2011
Income tax benefit using U.S. federal statutory rate	$(20,635)	$(23,504)	$(14,509)
State income taxes, net of federal benefit	(2,255)	(2,774)	(1,854)
Stock-based compensation	92	72	49
Research and development tax credits	(1,277)	(55)	(385)
Change in the valuation allowance	27,194	25,175	17,041
Permanent items	(3,085)	709	91
Other	(34)	377	(433)

	$—	$—	$—

The Company is subject to Massachusetts net worth taxes, not based on income, which is largely offset by allowable tax credits and recorded as a component of operating expenses.

The principal components of the Company's deferred tax assets are as follows (in thousands):

	December 31,
	2013	2012
Current assets:
Accrued expenses	$351	$343
Deferred Rent	9	—

Gross current deferred tax assets	360	343

Valuation allowance	(360)	(343)

Net current deferred tax assets	$—	$—

Non-current assets:
Net operating loss carryforwards	$100,284	$74,487
Capitalized research and development	662	1,042
Research and development credits	4,345	3,067
Depreciation and amortization	110	90
Other	1,313	851

Gross non-current deferred tax assets	106,714	79,537
Valuation allowance	(106,714)	(79,537)

Net non-current deferred tax assets	$—	$—

The Company has recorded a valuation allowance against its deferred tax assets in each of the years ended December 31, 2013 and 2012, because the Company's management believes that it is more likely than not that these assets will not be realized. The increase in the valuation allowance in 2013 primarily relates to the net loss incurred by the Company.

As of December 31, 2013, the Company has no unrecognized tax benefits or related interest and penalties accrued. The Company has not, as yet, conducted a study of research and development ("R&D") credit carryforwards. In addition, the Company has not, as yet, conducted an Internal Revenue Code Section 382 study, which could impact its ability to utilize available NOL and tax credit carryforwards. These studies may result in adjustments to the Company's R&D credit carryforwards and NOL carryfowards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company's R&D credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the balance sheet or statement of operations if an adjustment were required. The Company would recognize both accrued interest and penalties related to unrecognized benefits in income tax expense. The Company has not recorded any interest or penalties on any unrecognized benefits since inception.

The statute of limitations for assessment by the Internal Revenue Service ("IRS") and state tax authorities remains open for all tax years. The Company files income tax returns in the United States and Massachusetts. There are currently no federal or state audits in progress.